Joint Filer Information

Names:
                                    Deerfield Capital L.P., Deerfield Partners,
                                    L.P., Deerfield Management Company, L.P.,
                                    Deerfield International Limited

Address:
                                    Deerfield Capital, L.P., Deerfield Partners,
                                    L.P., Deerfield Management Company, L.P:
                                    780 Third Avenue, 37th Floor
                                    New York, NY  10017

                                    Deerfield International Limited
                                    c/o Bisys Management
                                    Bison Court, Columbus Centre, P.O. Box 3460
                                    Road Town, Tortola
                                    British Virgin Islands

Designated Filer:                   James E. Flynn

Issuer and Ticker Symbol:           Salix Pharmaceuticals Ltd (SLXP)

Date of Earliest Transaction Reported: July 27, 2009

The undersigned, Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Management Company, L.P., and Deerfield International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James
E. Flynn with respect to the beneficial ownership of securities of Salix Pharmaceuticals Ltd.

Signatures:


DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PARTNERS, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC,
    General Partner

By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    -----------------------------------
    Darren Levine, Authorized Signatory